POWER OF ATTORNEY

STATE OF	NEW YORK	)
) ss.
COUNTY OF	NEW YORK	)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Stephen A. Crane, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York stock insurance company (the “Company”), by these presents do make, constitute and appoint, Michael P. Kiley, John F. Frye, John F. Guyot and Christopher D. Swickard, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, the registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below, as well as any pre-effective amendment or post-effective amendment to the registration statement for such separate accounts, for purposes of filing such registration statement with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

Registrant Name	File Nos.
T. Rowe Price Variable Annuity Account of First Security Benefit Life Insurance and Annuity Company of New York	033-83240
Variable Annuity Account A (AdvisorDesigns-New York)	333-89236
Variable Annuity Account A (EliteDesigns – New York)	333-142084
Variable Annuity Account B (AdvanceDesigns – New York)	333-118136
Variable Annuity Account B (SecureDesigns – New York)	333-120600

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February, 2012.

STEPHEN A. CRANE
Stephen A. Crane

SUBSCRIBED AND SWORN to before me this 15th day of February, 2012.

BRANDON J. TAYLOR
Notary Public

My Commission Expires:

April 19, 2014

POWER OF ATTORNEY

STATE OF	KANSAS	)
) ss.
COUNTY OF	SHAWNEE	)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Wayne S. Diviney, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York stock insurance company (the “Company”), by these presents do make, constitute and appoint, Michael P. Kiley, John F. Frye, John F. Guyot and Christopher D. Swickard, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, the registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below, as well as any pre-effective amendment or post-effective amendment to the registration statement for such separate accounts, for purposes of filing such registration statement with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

Registrant Name	File Nos.
T. Rowe Price Variable Annuity Account of First Security Benefit Life Insurance and Annuity Company of New York	033-83240
Variable Annuity Account A (AdvisorDesigns-New York)	333-89236
Variable Annuity Account A (EliteDesigns – New York)	333-142084
Variable Annuity Account B (AdvanceDesigns – New York)	333-118136
Variable Annuity Account B (SecureDesigns – New York)	333-120600

IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of February, 2012.

WAYNE S. DIVINEY
Wayne S. Diviney

SUBSCRIBED AND SWORN to before me this 14th day of February, 2012.

MARIA CLARA OLSON
Notary Public

My Commission Expires:

5-28-2013

POWER OF ATTORNEY

STATE OF	KANSAS	)
) ss.
COUNTY OF	SHAWNEE	)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Howard R. Fricke, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York stock insurance company (the “Company”), by these presents do make, constitute and appoint, Michael P. Kiley, John F. Frye, John F. Guyot and Christopher D. Swickard, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, the registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below, as well as any pre-effective amendment or post-effective amendment to the registration statement for such separate accounts, for purposes of filing such registration statement with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

Registrant Name	File Nos.
T. Rowe Price Variable Annuity Account of First Security Benefit Life Insurance and Annuity Company of New York	033-83240
Variable Annuity Account A (AdvisorDesigns-New York)	333-89236
Variable Annuity Account A (EliteDesigns – New York)	333-142084
Variable Annuity Account B (AdvanceDesigns – New York)	333-118136
Variable Annuity Account B (SecureDesigns – New York)	333-120600

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of February, 2012.

HOWARD R. FRICKE
Howard R. Fricke

SUBSCRIBED AND SWORN to before me this 8th day of February, 2012.

MARIA CLARA OLSON
Notary Public

My Commission Expires:

5-28-2013

POWER OF ATTORNEY

STATE OF	KANSAS	)
) ss.
COUNTY OF	SHAWNEE	)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, John F. Frye, being a Director and Chief Financial Officer of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York stock insurance company (the “Company”), by these presents do make, constitute and appoint, Michael P. Kiley, John F. Guyot and Christopher D. Swickard, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, the registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below, as well as any pre-effective amendment or post-effective amendment to the registration statement for such separate accounts, for purposes of filing such registration statement with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

Registrant Name	File Nos.
T. Rowe Price Variable Annuity Account of First Security Benefit Life Insurance and Annuity Company of New York	033-83240
Variable Annuity Account A (AdvisorDesigns-New York)	333-89236
Variable Annuity Account A (EliteDesigns – New York)	333-142084
Variable Annuity Account B (AdvanceDesigns – New York)	333-118136
Variable Annuity Account B (SecureDesigns – New York)	333-120600

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of February, 2012.

JOHN F. FRYE
John F. Frye

SUBSCRIBED AND SWORN to before me this 8th day of February, 2012.

Notary Public

My Commission Expires:

4-7-14

POWER OF ATTORNEY

STATE OF	KANSAS	)
) ss.
COUNTY OF	SHAWNEE	)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, John F. Guyot, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York stock insurance company (the “Company”), by these presents do make, constitute and appoint, Michael P. Kiley, John F. Frye and Christopher D. Swickard, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, the registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below, as well as any pre-effective amendment or post-effective amendment to the registration statement for such separate accounts, for purposes of filing such registration statement with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

Registrant Name	File Nos.
T. Rowe Price Variable Annuity Account of First Security Benefit Life Insurance and Annuity Company of New York	033-83240
Variable Annuity Account A (AdvisorDesigns-New York)	333-89236
Variable Annuity Account A (EliteDesigns – New York)	333-142084
Variable Annuity Account B (AdvanceDesigns – New York)	333-118136
Variable Annuity Account B (SecureDesigns – New York)	333-120600

IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of February, 2012.

JOHN F. GUYOT
John F. Guyot

SUBSCRIBED AND SWORN to before me this 7th day of February, 2012.

MARIA CLARA OLSON
Notary Public

My Commission Expires:

5-28-2013

POWER OF ATTORNEY

STATE OF	NEW YORK	)
) ss.
COUNTY OF	WESTCHESTER	)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Stephen R. Herbert, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York stock insurance company (the “Company”), by these presents do make, constitute and appoint, Michael P. Kiley, John F. Frye, John F. Guyot and Christopher D. Swickard, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, the registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below, as well as any pre-effective amendment or post-effective amendment to the registration statement for such separate accounts, for purposes of filing such registration statement with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

Registrant Name	File Nos.
T. Rowe Price Variable Annuity Account of First Security Benefit Life Insurance and Annuity Company of New York	033-83240
Variable Annuity Account A (AdvisorDesigns-New York)	333-89236
Variable Annuity Account A (EliteDesigns – New York)	333-142084
Variable Annuity Account B (AdvanceDesigns – New York)	333-118136
Variable Annuity Account B (SecureDesigns – New York)	333-120600

IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of February, 2012.

STEPHEN R. HERBERT
Stephen R. Herbert

SUBSCRIBED AND SWORN to before me this 14th day of February, 2012.

ELISA SCARAZZINI
Notary Public

My Commission Expires:

5/31/14

POWER OF ATTORNEY

STATE OF	KANSAS	)
) ss.
COUNTY OF	SHAWNEE	)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Michael P. Kiley, being a Director and Chief Executive Officer of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York stock insurance company (the “Company”), by these presents do make, constitute and appoint, John F. Frye, John F. Guyot and Christopher D. Swickard, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, the registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below, as well as any pre-effective amendment or post-effective amendment to the registration statement for such separate accounts, for purposes of filing such registration statement with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

Registrant Name	File Nos.
T. Rowe Price Variable Annuity Account of First Security Benefit Life Insurance and Annuity Company of New York	033-83240
Variable Annuity Account A (AdvisorDesigns-New York)	333-89236
Variable Annuity Account A (EliteDesigns – New York)	333-142084
Variable Annuity Account B (AdvanceDesigns – New York)	333-118136
Variable Annuity Account B (SecureDesigns – New York)	333-120600

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of February, 2012.

MICHAEL P. KILEY
Michael P. Kiley

SUBSCRIBED AND SWORN to before me this 8th day of February, 2012.

RACHEL MEYER
Notary Public

My Commission Expires:

6/5/2013

POWER OF ATTORNEY

STATE OF	KANSAS	)
) ss.
COUNTY OF	SHAWNEE	)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, James F. Mullery, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York stock insurance company (the “Company”), by these presents do make, constitute and appoint, Michael P. Kiley, John F. Frye, John F. Guyot and Christopher D. Swickard, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, the registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below, as well as any pre-effective amendment or post-effective amendment to the registration statement for such separate accounts, for purposes of filing such registration statement with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

Registrant Name	File Nos.
T. Rowe Price Variable Annuity Account of First Security Benefit Life Insurance and Annuity Company of New York	033-83240
Variable Annuity Account A (AdvisorDesigns-New York)	333-89236
Variable Annuity Account A (EliteDesigns – New York)	333-142084
Variable Annuity Account B (AdvanceDesigns – New York)	333-118136
Variable Annuity Account B (SecureDesigns – New York)	333-120600

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of February, 2012.

JAMES F. MULLERY
James F. Mullery

SUBSCRIBED AND SWORN to before me this 9th day of February, 2012.

SHELLEY R. GOWER
Notary Public

My Commission Expires:

4-7-14

POWER OF ATTORNEY

STATE OF	NEW YORK	)
) ss.
COUNTY OF	NEW YORK	)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Katherine P. White, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York stock insurance company (the “Company”), by these presents do make, constitute and appoint, Michael P. Kiley, John F. Frye, John F. Guyot and Christopher D. Swickard, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, the registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below, as well as any pre-effective amendment or post-effective amendment to the registration statement for such separate accounts, for purposes of filing such registration statement with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

Registrant Name	File Nos.
T. Rowe Price Variable Annuity Account of First Security Benefit Life Insurance and Annuity Company of New York	033-83240
Variable Annuity Account A (AdvisorDesigns-New York)	333-89236
Variable Annuity Account A (EliteDesigns – New York)	333-142084
Variable Annuity Account B (AdvanceDesigns – New York)	333-118136
Variable Annuity Account B (SecureDesigns – New York)	333-120600

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of February, 2012.

KATHERINE P. WHITE
Katherine P. White

SUBSCRIBED AND SWORN to before me this 9th day of February, 2012.

LORENA VLAKIC
Notary Public

My Commission Expires:

1-4-2016

POWER OF ATTORNEY

STATE OF	KANSAS	)
) ss.
COUNTY OF	SHAWNEE	)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Douglas G. Wolff, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York stock insurance company (the “Company”), by these presents do make, constitute and appoint, Michael P. Kiley, John F. Frye, John F. Guyot and Christopher D. Swickard, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, the registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below, as well as any pre-effective amendment or post-effective amendment to the registration statement for such separate accounts, for purposes of filing such registration statement with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

Registrant Name	File Nos.
T. Rowe Price Variable Annuity Account of First Security Benefit Life Insurance and Annuity Company of New York	033-83240
Variable Annuity Account A (AdvisorDesigns-New York)	333-89236
Variable Annuity Account A (EliteDesigns – New York)	333-142084
Variable Annuity Account B (AdvanceDesigns – New York)	333-118136
Variable Annuity Account B (SecureDesigns – New York)	333-120600

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of February, 2012.

DOUGLAS G. WOLFF
Douglas G. Wolff

SUBSCRIBED AND SWORN to before me this 9th day of February, 2012.

SHELLEY R. GOWER
Notary Public

My Commission Expires:

4-7-14